                                                                   EXHIBIT 10.23

                                                           [ENGLISH TRANSLATION]

                                 SUPPLY CONTRACT

Party A: Baoding Tianwei Yingli New Energy Resources Co., Ltd.

Party B: Baoding Maike Green Food Co., Ltd.

                                                        Contract No.: YLXF060117
                                                                Dated: 2006-1-17

In accordance with Contract Law of People's Republic of China, Party A and Party B achieve agreement upon the following provisions concerning packing boxes:

1.   Name, Specification and Unit Price of Products

Name          Specification    Unit Price             Other
----          -------------   ------------   ----------------------
Packing box   1310*990        RMB17.3/unit   Packing boxes in other
                                             size may be supplied
                                             according to Party A's
                                             requirement.
Packing box   1580*808        RMB17.4/unit
Packing box   Other size
Total         Above prices include 17%
              value added tax.

Note: Total price shall be determined based on actual quantity ordered by Party
A.

2.   Quality requirements

     Glossy surface without grime; regular and clear words printed thereon; even thickness; high rigidity.

3.   Method and Time of Delivery

     Party B shall manufacture products on a timely basis according to demand of Party A, arrange shipment within 2 days and transport such products to the factory of Party A.

4.   Method of Clearing

     The total price shall be fixed based on actual quantity ordered by Party A. Before the 25th day of each month, after Party B shall send formal invoices to Party A, Party A shall pay the price for the products by wire transfer or check to account specified by Party B.

5.   Breach of Contract


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     In enforcement of this Contract, any loss caused by Party B's failure to satisfy Party A's requirement shall be born by Party B. Any dispute arising between both parties shall be settled through discussion. In case of failure to discuss, such dispute shall be settled by the court in jurisdiction where the Contract is signed, decision of which shall be final.

6. This Contract is signed with two originals each of which is held by one party. This Contract is effective upon signing and stamping by both parties. The facsimile shall have the same legal effect.

7. Other matter that is not involved in this Contract shall be settled through discussion between both parties.

Party B: Baoding Tianwei Yingli New Energy Resources Co., Ltd.
Legal representative:


Representative: /s/ Weichao Sun
                -----------------------------
Tel: 0312-8929866
Fax: 0312-8929800
Bank: Baoding Branch of Commercial and Industrial Bank of China
Account: 0409003809221002578-063
Taxation No.: 130600700921062
Date: 2006-1-17

Party A: Baoding Maike Green Food Co., Ltd.
Legal representative:
Representative: (corporate seal affixed)
Tel: 83360939
Fax: 0312-8335090
Bank: County Branch of Agricultural Bank of China
Account: 555101040002433
Taxation No: 130637721634345
Date: 2006-1-17


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